FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): May 22, 2001


                  Cascade Financial Corporation
                  -----------------------------
      (Exact name of registrant as specified in its charter)



        Delaware                 0-25286                   91-0167790
        --------                 -------                   ----------
 State or other jurisdiction     Commission              (I.R.S. Employer
    of incorporation             File Number              Identification No.)



 2828 Colby Avenue, Everett, Washington                     98201
 --------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number (including area code)  (425) 339-5500


                         Not Applicable
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)






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Item 5.  Other Events
---------------------

     On May 22, 2001, Cascade Financial Corporation ("Corporation") issued a press release, which announced that its Board of Directors had authorized the reorganization of the Corporation into a bank holding company with a financial holding company election. In connection with the reorganization, the Corporation's subsidiary, Cascade Bank, will convert from a federally chartered stock savings bank to a Washington chartered commercial bank.

     Additional information concerning the reorganization and charter conversion is contained in the press release issued by the Corporation on May 22, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (c)  Exhibits:

          99   Press Release dated May 22, 2001.














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                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CASCADE FINANCIAL CORPORATION



DATE:  May 23, 2001           By:/s/Frank M. McCord
                                 ------------------
                                 Frank M. McCord
                                 Chairman and Chief Executive Officer












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                                Exhibit 99

                     Press Release Dated May 22, 2001
















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PRESS RELEASE                                CASCADE FINANCIAL CORPORATION



May 22, 2001                                 FOR IMMEDIATE RELEASE
Contact:  Lars Johnson                       Telephone:  (425) 339-5500


         CASCADE FINANCIAL CORPORATION AND CASCADE BANK
                    PLAN CHARTER CONVERSION


EVERETT, Wash. - May 22, 2001 - Cascade Financial Corporation (Nasdaq: CASB), the parent corporation of Cascade Bank, today announced plans for converting Cascade Financial to a bank holding company with a financial holding company election. In connection with the conversion, Cascade Financial's subsidiary, Cascade Bank, plans to convert from a federally chartered stock savings bank to a Washington chartered commercial bank.

Today's announcement is an important step in completing the conversion to a full service commercial bank. "Our company is undergoing a major transformation," said Carol K. Nelson, President and CEO of Cascade Bank. "We are making many exciting changes that will position us to be the preferred community bank in our market and will allow us to better serve our customers and shareholders. Our planned charter conversion strongly reinforces this strategic direction."

Cascade Financial's conversion is subject to the approval of the Board of Governors of the Federal Reserve System. The conversion of Cascade Bank to a Washington commercial bank is subject to the approval of the Office of Thrift Supervision, Cascade Bank's current primary regulator, and the Washington Department of Financial Institutions.

Charter in 1916, Cascade Bank is the oldest financial institution headquartered in Snohomish County. The Bank has been locally managed for more than 85 years and has an "Outstanding" Community Reinvestment Act rating for serving the credit needs of the local community. Cascade Bank operates fifteen full service offices, located in Everett, Lynnwood, Marysville, Mukilteo, Mount Vernon, Smokey Point, Issaquah, Clearview, Woodinville, Lake Stevens and Bellevue.




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